UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2026

Bluerock Homes Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-41322	87-4211187
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

919 Third Avenue, 40th Floor

New York, NY 10022

(Address of principal executive offices)

(212) 843-1601

(Registrant’s telephone number, including area code)

None.

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	BHM	NYSE American

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

Annual Long-Term Equity Incentive Grants to Certain Employees of Manager

On April 1, 2026, Bluerock Homes Trust, Inc., a Maryland corporation (the “Company”) issued an aggregate of 108,699 long-term incentive plan units (“LTIP Units”) in the Company’s operating partnership, Bluerock Residential Holdings, L.P., a Delaware limited partnership (the “Operating Partnership”), pursuant to the Company’s Amended and Restated Equity Incentive Plan for Individuals (the “Individuals Plan”), allocated among certain of the executive management team of the Company’s manager, Bluerock Homes Manager, LLC (the “Manager”) and certain personnel who provide other services to the Manager, as an annual long-term equity incentive grant for services provided in such capacities for the fiscal year ended December 31, 2025 (together, the “Annual LTIP Grant”). The LTIP Units issued in connection with the Annual LTIP Grant are evidenced by LTIP Unit Vesting Agreements.

Also on April 1, 2026, the Company issued an aggregate of 84,055 shares of the Company’s Class A common stock (“Class A Common Stock”) as restricted stock grants (“RSGs”) pursuant to the Individuals Plan, allocated among certain personnel who provide other services to the Manager, as an annual long-term equity incentive grant for services provided in such capacities for the fiscal year ended December 31, 2025 (together, the “Annual RSG Grant”). The shares of Class A Common Stock issued in connection with the Annual RSG Grant are evidenced by Restricted Stock Vesting Agreements.

The issuances of LTIP Units as the Annual LTIP Grant and Class A Common Stock as the Annual RSG Grant were made in reliance upon exemptions from registration provided by Section 4(a)(2) of the Securities Act of 1933 and Regulation D thereunder for transactions not involving any public offering. No general solicitation or advertising occurred in connection with the issuance and sale of these securities. Such LTIP Units and shares of Class A Common Stock will vest ratably on an annual basis over a three-year period from April 1, 2026. Once vested, the LTIP Units may convert to limited partnership interests of the Operating Partnership (“OP Units”) upon reaching capital account equivalency with the OP Units held by the Company, and may then be redeemed for cash or, at the Company’s option and after a one year holding period (including any period during which the LTIP Units were held), settled in shares of Class A Common Stock on a one-for-one basis. From the date of grant, the holders will be entitled to receive distributions with respect to such LTIP Units, and distributions with respect to such shares of Class A Common Stock, in each case whether or not vested, at the time distributions are paid to the holders of the Company’s Class A Common Stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK HOMES TRUST, INC.

Date: April 3, 2026	By:	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Financial Officer and Treasurer